$65,000,000

                            WATERFORD GAMING, L.L.C.

                         WATERFORD GAMING FINANCE CORP.

                          12 3/4% Senior Notes due 2003


                               PURCHASE AGREEMENT

                                November 5, 1996

                               PURCHASE AGREEMENT

                                                                November 5, 1996

BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE,
  FENNER & SMITH INCORPORATED
  c/o BEAR, STEARNS & CO. INC.
  245 Park Avenue
  New York, New York  10167

Ladies and Gentlemen:

      Waterford Gaming, L.L.C., a limited liability company organized and existing under the laws of Delaware (the "Company") and Waterford Gaming Finance Corp., a corporation organized and existing under the laws of Delaware ("Finance" and, together with the Company, the "Issuers"), propose, subject to the terms and conditions stated herein, to issue and sell to the initial purchasers named in Schedule A hereto (the "Initial Purchasers") $65,000,000 aggregate principal amount of their 12 3/4% Senior Notes due 2003 (the "Notes"), to be issued pursuant to an indenture dated as of November 8, 1996 (the "Indenture") among the Issuers and Fleet National Bank, as trustee (the "Trustee"). The Notes will be secured by certain assets of the Company, such security to be evidenced by a note pledge agreement and cash collateral and disbursement agreement, (collectively, the "Collateral Agreements").

      The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption therefrom. The Issuers have prepared a preliminary offering memorandum, dated October 21, 1996 (such preliminary offering memorandum, being hereinafter referred to as the "Preliminary Offering Memorandum"), and an offering memorandum, dated November 5, 1996, as supplemented (such offering memorandum being hereinafter referred to as the "Offering Memorandum"), setting forth information regarding the Issuers and the Notes. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes.

      The Company understands that you propose to make an offering of the Notes on the terms set forth in the Offering Memorandum, as soon as you deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom you reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A promulgated by the Securities and Exchange Commission (the "Commission") under the Act, as such rule may be amended from time to time ("Rule 144A"), in a transaction under Rule 144A and (ii) to institutional "accredited investors" (as defined in Rule 501(A)(1), (2), (3) or (7) under the Act), provided that such offers and sales are made in the manner contemplated by Section 3(c), (d) and (e) hereof.

      1. Representations and Warranties of the Issuers. The Issuers, jointly and severally, represent and warrant to, and agree with, the several Initial Purchasers that:

            (a) As of their respective dates, the Preliminary Offering Memorandum and the Offering Memorandum do not contain and any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Preliminary Offering Memorandum or Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum. The Issuers acknowledge for all purposes under this Agreement (including this paragraph and Section 6 hereof) that the statements set forth in the last paragraph of the cover page and the first and third paragraphs and the fourth and fifth sentences of the fourth paragraph of the section entitled "Plan of Distribution" in the Offering Memorandum constitute the only written information furnished to the Company by the Initial Purchasers for use in the Preliminary Offering Memorandum or Offering Memo-randum (or any amendment or supplement thereto) and that the Initial Purchasers shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers.

            (b) When the Notes are issued and delivered pursuant to this Agreement, the Issuers will have no securities outstanding which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

            (c) None of the Issuers or the Manager (as defined in paragraph (e) below) or any affiliate of any of them (as defined in Rule 501(b) under the Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is subject to integration with the sale of the Notes in a manner that would require the registration of the Notes under the Act.

            (d) None of the Issuers or the Manager or any person acting on their behalf has engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the Act); it has not solicited offers for, or offered or sold, such Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

            (e) The only entity in which the Issuers have an equity or other ownership interest is Trading Cove Associates, a Connecticut general partnership (the "Manager"). The Issuers and the Manager have been duly organized, each of the Issuers is validly existing and in good standing under the laws of its jurisdiction of organization and each of the Issuers and the Manager has full power and authority to carry on its business as it is currently being conducted (and, in the case of the Issuers, to authorize the offering of the Notes and to issue, sell and deliver the Notes) and to own, lease and operate its properties. Each of the Issuers and the Manager are duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction where the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified or in good standing does not and would not (x) individually or in the aggregate, have a material adverse effect on the properties, results of operations, condition (financial or otherwise), affairs or prospects of the Issuers and the Manager, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Notes pursuant hereto or (z) in any manner draw into question the validity of this Agreement, the Indenture, the Related Agreements, the Registration Rights Agreement or the Collateral Agreements (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect)".

            (f) The Company directly owns a 45% economic and 50% voting partnership interest in the Manager, Leisure Resorts Technology, Inc. owns a 5% non-voting beneficial interest in the Manager and Sun Cove, Ltd. owns the remaining 50% partnership interest in the Manager. The Company directly owns all the issued and outstanding capital stock of Finance. Except as described in the Offering Memorandum in connection with the buy/sell option, the Company's partnership interest in the Manager and shares of capital stock in Finance are owned by the Company free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). Except as described in the Offering Memorandum in connection with the buy/sell option, there are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire the Company's partnership interest in the Manager or shares of capital stock in Finance.

            (g) All the issued and outstanding shares of capital stock of Finance have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

            (h) The Indenture has been duly authorized by all necessary corporate action on the part of the Issuers and, when executed and delivered by the

Issuers in accordance with its terms (assuming the due execution and delivery thereof by the Trustee), will be the legal, valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (i) The Notes have been duly authorized by the Issuers and, on the Closing Date, the Indenture and the Notes will have been duly executed by each of the Issuers and will conform in all material respects to the descriptions thereof in the Offering Memorandum. When the Notes are issued, executed and authenticated in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Notes will be the legal, valid and binding obligations of each of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (j) None of the Issuers or the Manager is (i) in violation of or in default in the performance of (A) any of their respective certificate of incorporation, certificate of formation, bylaws, operating agreement or partnership agreement or (B) any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other material contract, lease, license, permit, franchise or other instrument to which either of the Issuers or the Manager is a party or by which it or any of them is bound, or to which any of the property or assets of either of the Issuers or the Manager is subject or (ii) in violation of any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which either of the Issuers or the Manager is a party or by which any of them is bound or to which any of the property or assets of either of the Issuers or the Manager is subject or any applicable Federal, tribal, state or local law, rule, administrative regulation or ordinance applicable to Issuers, the Manager or any of their respective property except in the case of (i)(B), and (ii), for such violations or defaults that would not, singly or in the aggregate, have a Material Adverse Effect.

            (k) This Agreement and the registration rights agreement of even date herewith relating to the Notes (the "Registration Rights Agreement") have been duly and validly authorized, executed and delivered by the Issuers and constitute legal, valid and binding agreements of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except as rights to indemnity and contribution hereunder and thereunder may be limited by state or Federal securities laws or the public policy underlying such laws.

            (l) The Collateral Agreements have been duly and validly authorized, executed and delivered by the Company, and constitute legal, valid and binding agreements of the Company, enforceable against the Company, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (m) The Amended and Restated Partnership Agreement of Trading Cove Associates, as amended by the First Amendment thereto dated October 22, 1996 (the "Partnership Agreement"), the Note Purchase Agreement, dated October 19, 1996, among the Company, Sun International Hotels Limited and Trading Cove Associates (the "Note Purchase Agreement") and the Omnibus Financing Agreement among the Company, Sun International Hotels Limited and Trading Cove Associates, as amended by the First Amendment thereto dated October 19, 1996 (the "Omnibus Agreement", and together with the Partnership Agreement and the Note Purchase Agreement, the "Related

Agreements") have been duly and validly authorized, executed and delivered by the parties thereto, and constitute the legal, valid and binding agreements of the parties thereto, enforceable against the parties thereto, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (n) The execution and delivery of this Agreement, the Registration Rights Agreement, the Collateral Agreement, the Related Agreements and the Indenture by the Issuers, the issuance and sale of the Notes, the performance of this Agreement, the Registration Right Amendment, the Collateral Agreement, the Related Agreements and the Indenture and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, (A) any of the respective certificate of incorporation, certificate of formation, bylaws, operating agreement or partnership agreement of the Issuers or the Manager or (B) any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other material contract, lease, license, permit, franchise or other instrument to which the Issuers or the Manager is a party or by which any of them is bound, or to which any of the property or assets of the Issuers or the Manager is subject, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which either of the Issuers or the Manager is a party or by which any of them is bound or to which any of the property or assets of the Issuers or the Manager is subject, or
(ii) violate or conflict with any applicable Federal, tribal, state or local law, rule, administrative regulation or ordinance applicable to Issuers, the Manager or any of their respective property except in the case of (i)(B) and
(ii) for such violations, conflicts, breaches or defaults that would not result in a Material Adverse Effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Issuers or the Manager or any of their respective proper-ties or assets (including, without limitation, the Bureau of Indian Affairs of the Department of the Interior, the Secretary of the Interior, the National Indian Gaming Commission, the Mohegan Tribal Gaming Authority Director of Regulation or the Gaming Disputes Court of the Mohegan Tribe (collectively, the "Gaming Authorities")) is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Collateral Agreements, the Related Agreements or the Notes and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Notes, except such approvals as must be obtained or made under the Act and the Trust Indenture Act of 1939, as amended, or with the National Association of Securities Dealers, Inc. (the "NASD") with respect to the Registration Rights Agreement or as may be required under the securities or Blue Sky laws of the various states or where the failure to obtain any such consent, approval, authorization, order, registration, filing, qualification, license or permit would not result in a Material Adverse Effect.

            (o) Except as set forth in the Offering Memorandum, there is no action, suit or proceeding before or by any court or governmental agency or body (including, but not limited to, the Gaming Authorities) pending against the Issuers or the Manager and, to the best of the Issuers' knowledge, no such proceedings are contemplated or threatened. No action has been taken with respect to the Issuers or the Manager, and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency which prevents the issuance of the Notes, prevents or suspends the use of the Offering Memorandum or suspends the sale of the Notes in any jurisdiction referred to in
Section 3(d) hereof; no injunction, restraining order or order of any nature by a Federal, state or tribal court of competent jurisdiction has been issued with respect to the Issuers or the Manager which would prevent the issuance of the Notes, prevent or suspend the use of the Offering Memorandum or suspend the sale of the Notes in any jurisdiction referred to in Section 3(d) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body or agency (including, but not limited to, the Gaming Authorities), is pending against or, to the knowledge of the Issuers, threatened against, the Issuers or the Manager which, if adversely determined, could reasonably be expected to (a) interfere with or adversely affect the issuance of, the Notes or (b) in any manner invalidate this Agreement, the Registration Rights Agreement or the Indenture; and every request of any securities authority or agency of any jurisdiction for additional information (to be included in the Offering Memorandum or otherwise) has been complied with in all material respects.

            (p) Coopers & Lybrand LLP, the firm of accountants that has certified the applicable financial statements of the Company as set forth in the Offering Memorandum, are independent public accountants with respect to the Company as defined in the Act and the rules and regulations promulgated thereunder (the "Regulations"). The financial statements, together with notes thereto, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of the Act and the Regulations. Such financial statements fairly present in all material respects the consolidated financial position of the Company at the date indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP"). The other financial and statistical information and data set forth in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

            (q) Except as disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum, (i) none of the Issuers or the Manager has incurred any liability or obligation, direct or contingent, or entered into any transaction, (ii) there has been no decision or judgment in the nature of litigation adverse to the Issuers or the Manager, and (iii) there has been no material adverse change in the financial condition or in the results of operations, business affairs or business prospects of the Issuers or the Manager (any of the above, a "Material Adverse Change").

            (r) Each of the Issuers and the Manager and the key executive of each possesses such licenses, certificates, authorizations, approvals, franchises, trademarks, service marks, trade names, permits and other rights issued by local, tribal state or Federal regulato-ry agencies or bodies (collectively, "Permits"), including, without limitation, all such Permits with respect to engaging in gaming operations, from all regulatory or governmental officials, bodies and tribunals, as are necessary to own, lease and operate its respective properties and to conduct the businesses now conducted by it except where the failure to have such Permits would not have a Material Adverse Effect; each of the Issuers and the Manager and such key executives have fulfilled and performed all of its material obligations with respect to such Permits and none of the Issuers, the Manager or such key personnel have received any notice of proceedings relating to the revocation or modification of any such Permit.

            (s) All tax returns required to be filed by the Issuers and the Manager in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due from such entities have been paid.

            (t) Except as disclosed in the Offering Memorandum or except as would not result in a Material Adverse Effect, (a) none of the Issuers or the Manager is in violation of any Federal, state or local laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations; (b) none of the Issuers nor the Manager has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and to the knowledge of the Issuers there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to such violation in the future; (c) there is no pending or, to the knowledge of the Issuers, threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Material of Environmental Concern at any location owned or operated by the Issuers or the Manager, now or in the past, or (y) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental Claims"); and (d) there are no past or present actions, activities, circumstances, conditions, events or incidents, that could form the basis of any Environmental Claim against the Issuers or the Manager or against any person or entity whose liability for any Environmental Claim the Issuers or the Manager has retained or assumed either contractually or by operation of law.

            (u) None of the Issuers or the Manager is in material violation of any Federal, tribal, state or local law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws. There is (A) no significant unfair labor practice complaint pending against the Issuers or the Manager or, to the best knowledge of the Issuers, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Issuers or the Manager or, to the best knowledge of the Issuers, threatened against any of them, and (B) no material labor dispute in which the Issuers or the Manager is involved nor, to the best knowledge of the Issuers, is any labor dispute imminent, other than routine disciplinary and grievance matters.

            (v) Each of the Issuers and the Manager has good and marketable title, free and clear of all Liens (except Permitted Liens (as defined in the Indenture)), to all property and assets described in the Offering Memorandum as being owned by it, except as described in the Offering Memorandum in connection with the buy/sell option. All leases to which the Issuers or the Manager is a party are valid and binding and no material default has occurred or is continuing thereunder as a result of any action or omission by any of the Issuers or the Manager, and to the best knowledge of the Issuers, by the landlord or lessor and the Issuers and the Manager enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee.

            (w) Neither the Company nor Finance is, or as a result of the transactions contemplated by the Offering Memorandum would be, required to make any filing or to register under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (x) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company on a consolidated basis exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. The assets of the Company on a consolidated basis do not constitute unreasonably small capital to carry out the business of the Company, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Notes, the present fair saleable value of the assets of the Company on a consolidated basis will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. Upon the issuance of the Notes, the assets of the Company on a consolidated basis will not constitute unreasonably small capital to carry out its businesses as now conducted, including the capital needs of the Company on a consolidated basis, taking into account the projected capital requirements and capital availability.

      2. Purchase, Sale and Delivery of the Notes.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Initial Purchasers, severally and not jointly, agree to purchase from the Issuers, at a purchase price of 96.5% of the principal amount thereof, plus accrued interest, if any, from November 8, 1996 to the Closing Date hereinafter referred to, the Notes in the respective principal amount set forth opposite their names in Schedule A hereto.

            Delivery of and payment of the purchase price for the Notes shall be made in the offices of Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, or at such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on November 8, 1996, or at such other time as shall be agreed upon by the Initial Purchasers and the Issuers. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the Notes shall be made to you for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers of the purchase price for the Notes by wire transfer of immediately available funds to an account or accounts to be designated by the Issuers at least one business day prior to the Closing Date.

            (b) The Notes shall be in definitive form and registered in the name of Cede & Co. The Issuers will permit you to examine and package such Notes for delivery at least one full business day prior to the Closing Date.

            (c) The Initial Purchasers have advised the Issuers that they propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, severally, and not jointly, the Issuers that they (i) have not and will not solicit offers for, or offer or sell, such Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act, (ii) will solicit offers for such Notes pursuant to Rule 144A or resales not involving a public offering, as applicable, only from, and will offer, sell or deliver such Notes, as part of its distribution, only to, respectively, (A) persons in the United States whom it reasonably believes to be qualified institutional buyers within the meaning of Rule 144A ("Qualified Institutional Buyers") and (B) institutional "accredited investors," as defined in Rule 501(A)(1), (2), (3) or (7) under the Act, provided, however, that such "accredited investor" must complete and deliver to it an investment letter substantially in the form of Annex A to the Offering Memorandum prior to acceptance of any order and (iii) such Initial Purchasers are Qualified Institutional Buyers, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

      Each Initial Purchaser understands that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby expressly consents to such reliance.

      3. Covenants of the Issuers: The Issuers covenant and agree with the several Initial Purchasers as follows:

            (a) At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, the Issuers will give the Initial Purchasers notice of its intention to prepare any supplement or amendment to the Offering Memorandum, will furnish the Initial Purchasers with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, and will not use any such amendment or supplement to which the Initial Purchasers or counsel for the Initial Purchasers shall reasonably object within a reasonable amount of time after being furnished a copy thereof.

            (b) The Issuers have furnished or will furnish to the Initial Purchasers such number of copies of the Offering Memorandum (as amended or supplemented) as the Initial Purchasers may reasonably request.

            (c) At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, if any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order to make the Offering Memorandum not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Issuers will forthwith amend or supplement the Offering Memorandum (in form and substance reasonably satisfactory to counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the purchaser, not misleading, and the Issuers will furnish to the Initial Purchasers a reasonable number of copies of such amendment or supplement.

            (d) The Issuers will endeavor in good faith, in cooperation with the Initial Purchasers, at or prior to the date of the Offering Memorandum, to qualify the Notes for offering and sale under the securities laws relating to the offering or sale of the Notes of such jurisdictions as the Initial Purchasers and the Issuers may agree upon and to maintain such qualification in effect for so long as required for the distribution thereof.

            (e) The Issuers will not, and will cause the Manager not to, solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising.

            (f) None of the Issuers or any of their affiliates (as defined in Rule 501(b) of the Act) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) which will be integrated with the sale of the Notes in a manner that would require the registration of the Notes under the Act.

            (g) The Issuers will, so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, either (i) file reports and other information with the Commission under Section 13 or 15(d) of the Exchange Act, or (ii) in the event it is not subject to
Section 13 or 15(d) of the Exchange Act, make available to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Notes.

            (h) The Issuers will, if requested by the Initial Purchasers, use its best efforts in cooperation with the Initial Purchasers to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

            (i) Each of the Notes will bear the legend contained in "Notice to Investors" in the Offering Memorandum upon the terms stated therein, except after such Note is resold or exchanged pursuant to a registration statement effective under the Act.

            (j) The Issuers will apply the proceeds from the sale of the Notes as set forth under the caption "Use of Proceeds" in the Offering Memorandum.

            (k) Prior to the Closing Date, the Issuers shall furnish to the Initial Purchasers, as soon as reasonably practicable after they have been prepared, copies of unaudited interim consolidated financial statements, if any, of the Issuers, for any periods subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

            (l) The Issuers will not claim the benefit of any usury laws against any holders of the Notes.

      4. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Issuers hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Preliminary Offering Memorandum and the Offering Memorandum and any amendments thereof or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the Indenture, the Collateral Agreements, the underwriting documents (including this Agreement and the Registration Rights Agreement), and all other documents related to the offering of the Notes (including those supplied to the Initial Purchasers in quantities as hereinabove stated), (ii) the preparation, issuance, transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon and any charges of DTC in connection therewith, (iii) the qualification of the Notes under state and foreign securities or Blue Sky laws and the eligibility of the Notes for investment under state and foreign law, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and a "Legal Investment Memorandum" and the reasonable fees and disbursements of Initial Purchasers' Counsel (as defined below) in relation thereto, (iv) the rating of the Notes by one or more rating agencies, (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (vi) any fees payable for the review of the NASD in connection with the initial and continued designation of the Notes as PORTAL Securities under the PORTAL Market Rules pursuant to NASD Rule 5322 and (vii) one-half of the out-of-pocket expenses of the Initial Purchasers, including, but not limited to, fees and expenses of their counsel.

      5. Conditions of Initial Purchasers' Obligations. The Initial Purchasers' obligations to purchase and pay for the Notes shall be subject to the absence from any certificates, opinions, written statements or letters furnished to the Initial Purchasers pursuant to this Section 5 or to their counsel, Skadden, Arps, Slate, Meagher & Flom LLP ("Initial Purchasers' Counsel"), pursuant to this Section 5 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

            (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Issuers shall have performed or complied with all of their agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

            (b) (i) Since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any Material Adverse Change, whether or not arising in the ordinary course of business, (ii) since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any change, or any development involving a prospective change, in the capital stock or long-term debt, or in-crease in short-term debt, of the Issuers or the Manager, except as disclosed in the Offering Memorandum and (iii) the Issuers shall have no liability or obligation, direct or contingent, that is material to the Issuers taken as a whole and is required to be disclosed in the notes to the Company's financial statements in accordance with GAAP and which is not disclosed in the Offering Memorandum.

            (c) You shall have received a certificate of the Issuers, dated the Closing Date, executed on behalf of the Issuers by the Chairman of the Board and Chief Executive Officer and the Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a) and (b) of this Section 5.

            (d) You shall have received an opinion (satisfactory to the Initial Purchasers and their counsel), dated the Closing Date, of Latham & Watkins, special counsel for the Company, to the effect that:

                  (i) the Issuers have been duly organized or formed, as applicable, and each of the Issuers is validly existing as a corporation or limited liability company in good standing under the laws of Delaware and each of the Issuers has the power and authority, to own their properties and to conduct their businesses as described in the Offering Memorandum;

                  (ii) each of the Issuers is duly qualified and in good standing as a foreign corporation or other entity authorized to do business in each jurisdiction where the Issuers and the Manager own or lease property or conduct business;

                  (iii) the Issuers have the power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Collateral Agreements and the Indenture and to issue, sell and deliver the Notes; this Agreement, the Registration Rights Agreement, the Collateral Agreements, the Related Agreements and the Indenture have been duly and validly authorized by all necessary action, corporate or other, by the Issuers, and have been duly executed and delivered by the Issuers;

                  (iv) all of the issued and outstanding shares of capital stock of Finance have been duly authorized and validly issued, and are fully paid and nonassessable, and the shares of capital stock of Finance and the Company's partnership interest in the Manager are owned directly by the Company free and clear of any perfected security interest and, to such counsel's knowledge, any other security interests, claims, liens or encumbrances, except as provided in the Partnership Agreement;

                  (v) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and (iv) such counsel expressing no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 4.16 of the Indenture;

                  (vi) the Notes have been duly authorized for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued, executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and binding obliga-tions of the Issuers, enforceable against the Issuers in accordance with their terms, subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought; and (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

                  (vii) the Collateral Agreements are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought; and (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

                  (viii) the Registration Rights Agreement is a valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms, subject to (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought; and (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

                  (ix) the provisions of the note pledge agreement, together with delivery of the notes pledged to the trustee pursuant to the note pledge agreement, assuming that the trustee has taken such notes in good faith without notice of any adverse claim within the meaning of Section 8-302 of the New York Uniform Commercial (the "New York Code"), creates under the pledge agreement a valid and perfected first priority security interest and lien upon the pledged notes under the New York Code in the favor of the trustee for the benefit of the Note holders;

                  (x) to the knowledge of such counsel, no authorization, approval, consent or order of any court or Federal or New York governmental authority or agency is required to be obtained by the Issuers in connection with the sale by the Company of the Notes to the Initial Purchasers, except (a) such as may be required under the state securities or Blue Sky laws or regulations of any jurisdiction in the United States in connection with the purchase and distribution of the Notes by the Initial Purchasers and (b) such counsel need not express an opinion with respect to gaming consents, approvals, authorizations or orders;

                  (xi) the Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum under the heading "Description of Notes";

                  (xii) none of the issuance and sale of the Notes or the performance of the Issuers' obligations pursuant to this Agreement, the Registration Rights Agreement, the Collateral Agreements, the Related Agreements or the Indenture will (A) conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument and to which either of the Issuers is a party or bound, (B) violate any Federal or New York statute, rule or regulation to which either of the Issuers is subject or by which either of them is bound, or to which any of the properties of the Issuers is subject, which statute, rule or regulation, in the experience of such counsel, is normally applicable to transactions of the type contemplated under this Agreement or the Indenture, or to the knowledge of such counsel, any order of any Federal or New York court or governmental agency or body having jurisdiction over the Issuers or any of their properties, except that such counsel need not express an opinion with respect to gaming consents, approvals, authorizations or orders, or (C) violate any of the provisions of the certificate of incorporation, certificate of formation, by-laws, operating agreement or partnership agreement of the Issuers or the Manager as in effect on the date of the opinion, except, in the case of (A) and
      (B), for such conflicts, violations, defaults and breaches as would not have Material Adverse Effect;

                  (xiii) to the knowledge of such counsel, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Issuers or the Manager or to which any of their respective property is subject of a character required to be disclosed in the Offering Memorandum which is not adequately disclosed therein;

                  (xiv) neither of the Issuers is, or as a result of the transactions contemplated by the Offering Memorandum would be, required to make any filing or to register under the Investment Company Act;

                  (xv) the offer, issuance, sale and delivery of the Notes to the Initial Purchasers and, assuming compliance with the transfer restrictions, the reoffer, resale and delivery by the Initial Purchasers in the manner and to the persons contemplated by this Agreement and the Offering Memorandum do not require registration under the Act or qualification of the Indenture under the Trust Indenture Act of 1939; and

                  (xvi) the Company will be classified, for Federal income tax purposes, as a partnership and will not be subject to treatment as an association, or a publicly traded partnership, taxable as a corporation.

      In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, representatives of the Initial Purchasers and their counsel at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel did not independently verify such information and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing no facts have come to the attention of such counsel which would lead such counsel to believe that either the Offering Memorandum or any amendment or supplement thereto, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

            (e) You shall have received an opinion (satisfactory to the Initial Purchasers and their counsel), dated the Closing Date, of Dorsey & Whitney and

Rome McGuigan Sabanosh P.C., special counsel for the Company, to the effect that:

                  (i) none of the issuance and sale of the Notes or the performance of the Issuers' obligations pursuant to this Agreement, the Registration Rights Agreement, the Collateral Agreements, the Related Agreements or the Indenture will violate any Federal, tribal or Connecticut statute, rule or regulation with respect to gaming to which either of the Issuers is subject or by which either of them is bound or to which any of the properties of the Issuers are subject;

                  (ii) no authorization, approval, consent or order of any Federal, tribal or Connecticut authority with jurisdiction over gaming is required to be obtained by the Issuers in connection with the sale by the Issuers of the Notes to the Initial Purchasers, the pledge of the collateral pursuant to the Collateral Agreements and the amendment of the Partnership Agreement and Omnibus Agreement;

                  (iii) there is no requirement under any Federal, tribal or Connecticut statute, rule or regulation with respect to gaming which requires that any holder of the Notes, solely in its capacity as a holder of the Notes, to apply for or receive any individual license, any individual certificate or any other authorization from any Federal, tribal or Connecticut authority to acquire or hold Notes under the Indenture;

                  (iv) each of the Issuers and the Manager has such Permits from all regulatory or governmental officials, bodies and tribunals, Federal, tribal or Connecticut, with respect to engaging in gaming operations, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum;

                  (v) the statements contained under the caption "Government Regulation" and "Risk Factors -- Highly Regulated Industries" in the Offering Memorandum, insofar as they purport to summarize Federal, tribal and Connecticut law, are correct in all material respects;

                  (vi) the cash collateral and disbursement agreement is sufficient under Connecticut law (including general common law) to create a valid and perfected security interest in the accounts described therein to the extent that such accounts are "deposit accounts" within the meaning of the Connecticut Uniform Commercial Code and in the financial assets and securities maintained in and credited to such accounts in favor of the trustee for the benefit of the Note holders;

                  (vii) the Partnership Agreement and the Omnibus Agreement are valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and

                  (viii) the provisions of the note pledge agreement, together with delivery of the notes pledged to the trustee pursuant to the note pledge agreement, assuming that the trustee has taken such notes in good faith without notice of any adverse claim within the meaning of Section 8-302 of the Connecticut Uniform Commercial Code (the "Connecticut Code"), creates under the pledge agreement a valid and perfected first priority security interest and lien upon the pledged notes under the Connecticut Code in the favor of the trustee for the benefit of the Note holders.

            (f) The Initial Purchasers shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance satisfactory to the Initial Purchasers, from Coopers & Lybrand LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

            (g) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers or caused to be furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

            (h) On the Closing Date, the net proceeds of the Offering, net of amounts required to complete the Reorganization (as defined in the Offering Memorandum) and to purchase the Original Subordinated Notes, shall be deposited in the Account (as defined in the cash collateral and disbursement agreement), the Original Subordinated Notes shall be paid for and delivered in accordance with the terms of the Note Purchase Agreement and delivered to the Trustee in accordance with the note pledge agreement and the partnership interest in the Manager of RJH Development Corp. shall have been purchased.

            (i) At the Closing Time, the Notes shall have been designated for trading on PORTAL.

            (j) All proceedings taken in connection with the sale of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and to Initial Purchasers' Counsel, and the Initial Purchasers shall have received from said Initial Purchasers' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Notes, the Offering Memorandum and such other related matters, as you may reasonably require, and the Company shall have furnished to Initial Purchasers' Counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

      If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Initial Purchasers or to Initial Purchasers' Counsel pursuant to this Section 5 shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and to Initial Purchasers' Counsel, all obligations of the Initial Purchasers hereunder may be cancelled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

      6. Indemnification.

            (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the Initial Purchasers expressly for use therein and provided, further, that the Issuers will not be liable to the Initial Purchasers or any person who controls an Initial Purchaser with respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Offering Memorandum which is corrected in the Offering Memorandum, or in any supplement thereto or amendment thereof, if the Issuers sustain the burden of proving that an Initial Purchaser sold Notes to the person asserting any such loss, liability, claim or damage without sending or giving, at or prior to the written confirmation of the sale of such Notes to such person, a copy of the Offering Memorandum (as amended or supplemented), if the Issuers had previously furnished copies thereof to the Initial Purchasers. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have, including under this Agreement.

            (b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Issuers, each of their directors or managers, and each other person, if any, who controls the Issuers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the Initial Purchasers expressly for use therein, provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth in the cover pages of the Offering Memorandum. This indemnity will be in addition to any liability which any Initial Purchaser may otherwise have, including under this Agreement. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page and the first and third paragraphs and the fourth and fifth sentences of the fourth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum or the Preliminary Offering Memorandum or in any amendment thereof or supplement thereto, as the case may be.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such action or separate but substantially similar related actions arising out of the same general allegations or circumstances, be liable for fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

      7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Issuers and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Issuers, any contribution received by the Issuers from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and directors and managers of the Issuers) to which the Issuers and one or more of the Initial Purchasers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuers and (y) the underwriting discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by such Initial Purchaser hereunder, less the amounts of any loss, claim, damage, liability or expense already paid by such Initial Purchaser and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section

20(a) of the Exchange Act, and each employee, officer, representative, director or manager of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

      8. Default by an Initial Purchaser.

            (a) If any Initial Purchaser shall default in its obligation to purchase Notes hereunder, you may in your discretion arrange for yourself or for another party or parties to purchase such Notes to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default you do not arrange for the purchase of the Notes to which such default relates as provided in this Section 8, this Agreement shall thereupon terminate, without liability on the part of the Issuers with respect thereto (except in each case as provided in Section 4, 6(a) and 7 hereof) or the non-defaulting Initial Purchaser, but nothing in this Agreement shall relieve a defaulting Initial Purchaser of its liability, if any, to the other Initial Purchaser and the Issuers for damages occasioned by its or their default hereunder.

            (b) In the event that the Notes to which the default relates are to be purchased by the non-defaulting Initial Purchaser, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date for a period, not exceeding seven (7) business days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum or in any other documents and arrangements. The term "Initial Purchaser" as used in this Agreement shall include any party substituted under this Section 8 with like effect as if it had originally been a party to this Agreement with respect to such Notes.

      9. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Issuers contained in this Agreement, including the agreements contained in Section 4, the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser or any controlling person thereof or by or on behalf of the Issuers, any of their officers and directors or any controlling person thereof, and shall survive delivery of any payment for the Notes to and by the several Initial Purchasers. The representations contained in Section 1 and the agreements contained in Sections 4, 6 and 7 hereof shall survive the termination of this Agreement including pursuant to Section 10 hereof.

      10. Termination.

            (a) You shall have the right to terminate this Agreement at any time prior to the Closing Date if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or United States securities in general; or (B) if trading on the New York or American Stock Exchanges or the Nasdaq Stock Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or the Nasdaq Stock Market by the New York or American Stock Exchanges or the Nasdaq Stock Market or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a New York or Federal authority or if any new restriction materially adversely affecting the distribution of the Notes shall have become effective; or (D)(i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been a change in political, financial or economic conditions if the effect of any such event in
(i) or (ii) is such as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes on the terms contemplated by the Offering Memorandum.

            (b) Any notice of termination pursuant to this Section 10 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

            (c) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 10(a) hereof or (ii) Section 8(a) hereof), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof, the Issuers will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of the Initial Purchasers' Counsel), incurred by the Initial Purchasers in connection herewith.

      11. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and (a) if sent to the Initial Purchasers, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167,
Attention: Corporate Finance Department; (b) if sent to the Issuers, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing to the Company, 914 Hartford Turnpike, Waterford, Connecticut 06358, with a copy to Latham & Watkins, 909 Third Avenue, New York, New York 1002, Attention: Raymond Lin; and, in each case, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention:
Nicholas P. Saggese; or in any case to such other address as the person to be notified may have requested in writing.

      12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon the Initial Purchasers, the Issuers and the controlling persons, directors, officers, employees and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from any Initial Purchaser.

      13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth the understanding between the Initial Purchasers and the Issuers, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement.


                                    Very truly yours,

                                    WATERFORD GAMING, L.L.C.


                                    By: /s/ Len Wolman
                                       ------------------------------
                                       Name:  Len Wolman
                                       Title: Chief Executive Officer


                                    WATERFORD GAMING FINANCE CORP.


                                    By: /s/ Len Wolman
                                       ------------------------------
                                       Name:  Len Wolman
                                       Title: President


Accepted, as of the date
first above written.

BEAR, STEARNS & CO. INC.


By: /s/ Philip E. Berney
    -----------------------------
        Name:  Philip E. Berney
        Title: Managing director


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By: /s/ Edmond N. Moriarty
    -----------------------------
        Name:  Edmond N. Moriarty
        Title: Director

                                   Schedule A

Initial Purchasers                                         Principal Amount
------------------                                         ----------------

Bear, Stearns & Co. Inc..................................      42,250,000
Merrill, Lynch, Pierce,
  Fenner & Smith Incorporated............................      22,750,000
                                                              -----------
                                                              $65,000,000
                                                              ===========